EXHIBIT 32.2

CERTIFICATION ACCOMPANYING PERIODIC REPORT
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SEC.1350)

I, Sherice P. Bench, Chief Financial Officer of American Achievement Corporation (the “Company”), hereby certify that:

(1)  The Annual Report of the Company on Form 10-Q for the quarter ended November 29, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: January 9, 2004

/s/ SHERICE P. BENCH

Name: Sherice P. Bench
Title: Chief Financial Officer